UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      January 20, 2017

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

                                Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed by Tucows Inc. (the “Company”) on January 23, 2017 (the “Original Filing”), on January 20, 2017, Tucows (Emerald), LLC (“Buyer”), a Delaware limited liability company and wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among Buyer, the Company, Rightside Group, Ltd., a Delaware corporation (“Rightside”), Rightside Operating Co., a Delaware corporation (“Rightside Opco”, and together with Rightside, the “Sellers”), and eNom, Incorporated, a Nevada corporation (“eNom”), pursuant to which Buyer purchased from the Sellers all of the issued and outstanding capital stock of eNom, upon the terms and subject to the conditions set forth in the Purchase Agreement (the “eNom Acquisition”). Buyer completed the acquisition of eNom pursuant to the Purchase Agreement on January 20, 2017.

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to the Original Filing amends the Original Filing to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Original Filing.

Item 9.01      Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of eNom as at December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, including the report of eNom’s independent auditors, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)       Pro Forma Financial Information.

The unaudited pro forma financial information of the Company is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

(d)     Exhibits.

Exhibit Number                     Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Consolidated Financial Statements of eNom, Incorporated as at December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 and Independent Auditors’ Report thereon.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tucows Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By: /s/ Davinder Singh
Davinder Singh
Chief Financial Officer

Dated: April 3, 2017

EXHIBIT INDEX

Exhibit Number                     Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Consolidated Financial Statements of eNom, Incorporated as at December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 and Independent Auditors’ Report thereon.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tucows Inc.